UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT JOINT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

Commission File No. 1-6776

Centex Corporation

A Nevada Corporation
IRS Employer Identification No. 75-0778259
2728 N. Harwood
Dallas, Texas 75201
(214) 981-5000

Commission File Nos. 1-9624 and 1-9625, respectively

3333 Holding Corporation
A Nevada Corporation
Centex Development Company, L.P.
A Delaware Limited Partnership

IRS Employer Identification Nos. 75-2178860 and 75-2168471, respectively
2728 N. Harwood
Dallas, Texas 75201
(214) 981-6770

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EX-99.1 Statement Under Oath Centex Corp
EX-99.2 Statement Under Oath Centex Corp
EX-99.3 Centex Corp Certification
EX-99.4 Centex Corp Certification
EX-99.5 3333 Holding Corp Certification
EX-99.6 3333 Holding Corp Certification
EX-99.7 Centex Development Company Certification
EX-99.8 Centex Development Company Certification

Item 7. Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Statement of Principal Executive Officer Under Oath Relating to Exchange Act filings

99.2	Statement of Principal Financial Officer Under Oath Relating to Exchange Act filings

99.3	Centex Corp Certification Pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.4	Centex Corp Certification Pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.5	3333 Holding Corp Certification Pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.6	3333 Holding Corp Certification Pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.7	Centex Development Company, L.P. Certification Pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.8	Centex Development Company, L.P. Certification Pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9. Regulation FD Disclosure.

     Centex Corporation is furnishing herewith the statements under oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings as Exhibits 99.1 and 99.2 respectively, which are included herein. Laurence E. Hirsch, Chairman and Chief Executive Officer of Centex Corporation, and Leldon E. Echols, Executive Vice President and Chief Financial Officer of Centex Corporation, signed these statements on 8/12/02. The statements were filed with the Securities and Exchange Commission (SEC) on 8/13/02 pursuant to the SEC's Order No. 4-460 (6/27/02).

     Centex Corporation is furnishing herewith the certification of its Chief Executive Officer and its Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 which are included herein.

     3333 Holding Corp. is furnishing herewith the certification of its Chief Executive Officer and its Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 which are included herein.

     Centex Development Company, L.P. is furnishing herewith the certification of its Chief Executive Officer and its Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 which are included herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTEX CORPORATION

By:	/s/ Raymond G. Smerge Name: Raymond G. Smerge Title: Executive Vice President, Chief Legal Officer and Secretary

3333 HOLDING CORPORATION

By:	/s/ Raymond G. Smerge Name: Raymond G. Smerge Title: Secretary

CENTEX DEVELOPMENT COMPANY, L.P.

By:	/s/ Raymond G. Smerge Name: Raymond G. Smerge Title: Secretary

Date: August 13, 2002

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Statement of Principal Executive Officer Under Oath Relating to Exchange Act filings

99.2	Statement of Principal Financial Officer Under Oath Relating to Exchange Act filings

99.3	Centex Corp Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.4	Centex Corp Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.5	3333 Holding Corp Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.6	3333 Holding Corp Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.7	Centex Development Company, L.P. Certification of Chief Executive Officer Pursuant to 18 U.S.C., Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.8	Centex Development Company, L.P. Certification of Chief Financial Officer Pursuant to 18 U.S.C., Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002